united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act File Number 811-22785

Realty Capital Income Funds Trust

(Exact name of registrant as specified in charter)

405 Park Avenue, 14th Floor, New York, New York 10022

(Address of principal executive offices) (Zip code)

John H. Grady, President, Trustee and Chairman of the Board

405 Park Avenue, 14th Floor, New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-415-6500

Date of fiscal year end: 3/31

Date of reporting period: 3/31/15

Item 1. Reports to Shareholders.

ARC | INCOME FUNDS

ANNUAL REPORT

Realty Capital Income Funds Trust

3/31/2015

AR CAPITAL
REAL ESTATE INCOME FUND

AR CAPITAL GLOBAL
REAL ESTATE INCOME FUND

AR CAPITAL
DIVIDEND &
VALUE FUND

AR CAPITAL BDC
INCOME FUND

Realty Capital Income Funds Trust

WWW.ARCINCOMEFUNDS.COM • 1-866-271-9244 • DISTRIBUTED BY REALTY CAPITAL SECURITIES, LLC

Dear Investor:

We are pleased to provide you with our annual report for Realty Capital Income Funds Trust for the year ended March 31, 2015. This report includes the financial statements for each Fund, as reviewed by our independent auditor. You will also find commentary on each Fund’s performance compiled by its portfolio management team, along with an assessment of the market environment that each Fund operated in over the past year. We trust that you will find this helpful and informative.

We invite you to ask questions of us or your financial advisor about your Fund investment or any of the investment options we offer.

Thank you for your investment.

Sincerely,

John H. Grady
President
May 2015

Portfolio Manager’s Commentary – AR Capital Real Estate Income Fund

March 31, 2015 marked the end of the AR Capital Real Estate Income Fund’s (“the Fund”) second fiscal period of operations. We once again take this opportunity to thank you for the confidence and trust that you have placed with us.

The investment objective of the Fund is to provide current income with the potential for capital appreciation. We remind investors that there is no readily available equity benchmark given our differentiated approach to investing across the capital stack (i.e., common equities, preferred equities and unsecured debt). Nevertheless, Fund management believes the closest benchmark is the FTSE/NAREIT All Equity Index1 (the “Index”).

Since its inception, the Fund has navigated through volatile equity and debt capital markets. This volatility has been driven by geopolitical instability, a manic global economic recovery and uncertainty surrounding how listed real estate investment trust (“REIT”) securities will respond to the sunset of a zero interest rate policy.

Despite these factors, the Fund has provided investment results in accordance with its objective, with its emphasis on income and higher relative price stability. The Fund provided these results by focusing on industry segments and individual companies that may have been overlooked by broader market participants, perhaps due to their relatively smaller size, perceived over-valuation, or apparent business complexity.

In the past year, Fund management took advantage of strong operating fundamentals across the apartment sector, as this segment continued to benefit from the surge in the millennial demographic, who prefer more mobile lifestyles, and desire more urban/infill apartment living. In addition, we witnessed increased investor activism and consolidation in the apartment sector.

The Fund remained focused on the industrial sector as well, where demand remains robust. Rent growth in major US markets for industrial real estate remains solid, while cyclically low vacancy levels are being observed across both “A” and “B” assets. The sales market for industrial real estate remained robust, as investors from sovereign wealth funds, insurance companies, and pension funds continue to bid up asset prices, and thus place downward pressure on capitalization rates. However, our over-weight allocation to the industrial sector contributed to modest relative underperformance, given broader sentiment toward oversupply in key markets.

The office sector benefited from improving office-using fundamentals over the last 12 months, most notably in coastal central business district (CBD) markets. Similar to the industrial sector,

1 The FTSE/NAREIT All Equity Index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property. The Index does not contain any preferred equity securities, or REIT debt/credit.

we believe the office sector stands to significantly benefit from heightened capital flows into direct commercial real estate (CRE), with a focus on trophy assets. While the office sector general outperformed REITs in aggregate, and our specific security selection also positively contributed to our results, our underweight to the sector negatively impacted our overall performance relative to the Index.

In the mall sector, fundamentals remained solid throughout the year. Despite certain, well forecasted tenant bankruptcies, industry-wide occupancy has held up, allowing landlords to find higher quality tenants to back-fill vacancy. At the same time, tenant sales growth surprised to the upside, further supporting attractive leasing spreads and rent growth. Supply remains limited across the publicly traded mall sector, compelling management teams to increase development exposure, or increase exposure to new distribution channels, such as “street retail.” Our relatively underweight to malls contributed to modest underperformance compared to the Index. However, individual security selection within the sector was enhancing, significantly outperforming the sector on average.

Within the shopping center sector, fundamentals remained solid and tracked growth expectations. As in the mall sector, certain well forecasted bankruptcies helped landlords improve tenant quality and provide opportunities to redevelop and/or release small-shop space at attractive economics. Overall, the Fund’s shopping center exposure underperformed during the reporting period. However, this same exposure proved to be a positive to portfolio results post fiscal-year end.

Finally, the lodging sector continues to benefit from positive trends in “RevPar” growth. While supply is coming on-line in certain major metros, industry-wide supply remains intact. The recent surge in the U.S. dollar may pose headwinds on international travel, especially in gateway cities like New York. While our security selection within the lodging sector proved generally positive, our overall underweight to the sector caused underperformance relative to our Index.

Once again, we thank you for your support and confidence in the Fund.

AR Capital Real Estate Income Fund
Portfolio Review, March 31, 2015 (Unaudited)

Total returns for the period ending March 31, 2015, compared to its broad market indices:

	One Year	Since Inception 4
Class A (without sales charge)	18.47%	12.69%
Class A (with sales charge)	13.15%	9.87%
Class C	17.49%	11.82%
Class C (assuming imposition of deferred sales charge)	16.49%	11.82%
Advisor Class	18.71%	12.92%
FTSE/NAREIT All Equity REITs Index 1	21.85%	13.94%
Barclays U.S. Aggregate Bond Index 2	5.72%	3.66%
S&P 500 Total Return Index 3	12.73%	15.86%
1
The FTSE/NAREIT All Equity REITs Index is a market capitalization weighted return index of all U.S. REITS that exceed minimum liquidity criteria concerning market cap, shares outstanding, trading volume and per share market price. Investors cannot invest directly in an index.

2
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

3
The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

4	Inception of the Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Past performance is no guarantee of future results. Returns for periods of less than one year are not annualized. Class A shares of the Fund are subject to a maximum sales load of 4.50%.

The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, gross of fee waivers and expense reimbursements, are 4.48%, 4.98% and 3.98%, respectively, as stated in the prospectus dated September 5, 2014. The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, after fee waivers and expense reimbursement, are 1.41%, 2.16% and 1.16%, respectively, as stated in the prospectus dated September 5, 2014. The current fee waiver and reimbursement arrangements will remain in effect through at least August 1, 2016. Without these fee waivers and reimbursements, the performance quoted above would be lower.

AR Capital Real Estate Income Fund Portfolio Review, March 31, 2015 (Unaudited) (Continued)

Portfolio Composition	% of Net Assets
REITS - Mortgage	16.5%
REITS - Apartments	14.9%
REITS - Shopping Centers	14.0%
REITS - Office Property	11.0%
REITS - Warehouse Industrial	9.4%
REITS - Hotels	8.6%
REITS - Regional Malls	7.5%
Diversified Financial Services	5.8%
REITS - Triple Net	3.7%
REITS - Healthcare	2.4%
REITS - Diversified	0.6%
Other/Cash & Equivalents	5.6%
100.0%
Please refer to the Schedule of Investments in this Annual Report for a detailed analysis of the Fund holdings.

Portfolio Manager’s Commentary – AR Capital BDC Income Fund

Since inception on May 2, 2014, the AR Capital BDC Income Fund (the “Fund”) has navigated a volatile market environment with several negative headwinds that impacted the BDC market in 2014. First, there was a technical sell off when it was announced that BDCs would be excluded from the Russell indices due to associated underlying fees and expenses. The BDC market rebounded post the Russell exclusion but was again negatively impacted by falling oil prices. At the time, approximately 7% of an average BDC’s underlying investments were in the oil, gas, and energy sectors. Finally, Prospect Street Capital (PSEC), a large, retail owned BDC, cut its dividend 24% in early December. This had a negative effect on retail investors and the overall BDC equity market. At the time of the dividend cut, the AR Capital BDC Income Fund had no exposure to PSEC, while the Wells Fargo BDC Index had approximately 9% exposure.

Despite these negative factors, the Fund performed in accordance with its investment objective with its emphasis on current income, lower relative volatility, and protecting principal. The Fund did so by investing in senior secured debt-focused BDCs with sustainable dividend distributions, while at the same time buying preferred stock to reduce volatility. Our current assessment of the BDC market is as follows:

•	The BDC market is trading at a discount to historical price to book multiples;
•	BDCs give investors long exposure to the U.S. economy, one of the strongest economies in the world;
•	GE Capital, one of the largest middle market lenders, has abandoned the space, providing opportunities to current BDC market participants; and
•	Approximately 70% of an average BDC’s underlying investments are floating rate.

As of March 31, 2015, roughly 78.7% of the Fund was invested in common stock, while its preferred stock allocation was 12.6%. There were no other asset class allocations, and the Fund held 8.7% of its net assets in cash and cash equivalents.

At quarter-end, the Fund held 31 different securities across 28 different issuers. Our top holding was Garrison Capital Inc. representing 5.0% of the Fund’s assets, followed by Ares Capital Corp (5.0%), and New Mountain Finance Corp. (5.0%). Our top 10 holdings represented 44.2% of the

Fund’s assets. A complete list of the Fund’s top 10 holdings, excluding short-term investments, as of March 31, 2015, is presented as follows:*

Security	Security Type	% of Portfolio
Garrison Capital Inc.	Common Stock	5.0%
Ares Capital Corp.	Common Stock	5.0%
New Mountain Finance Corp.	Common Stock	5.0%
PennantPark Floating Rate Capital Ltd.	Common Stock	4.9%
American Capital Senior Floating Ltd.	Common Stock	4.6%
Solar Capital Ltd.	Common Stock	4.1%
Apollo Investment Corp.	Common Stock	4.1%
Alcentra Capital Corp.	Common Stock	4.0%
PennantPark Investment Corp.	Common Stock	3.9%
TPG Specialty Lending Inc.	Common Stock	3.6%
		44.2%

*Holdings are subject to change without notice.

Once again, we thank you for your support and confidence in the Fund.

AR Capital BDC Income Fund
Portfolio Review, Since Inception through March 31, 2015 (Unaudited)

Total returns for the period ending March 31, 2015, compared to its indices:

Since Inception 3
Class A (without sales charge)	1.56%
Class A (with sales charge)	(3.00)%
Class C	(1.62)%
Class C (assuming imposition of deferred sales charge)	(2.56)%
Advisor Class	1.59%
Wells Fargo BDC Index1	0.17%
S&P 500 Total Return Index 2	12.06%

1
The Wells Fargo Business Development Company Index is a float-adjusted, capitalization-weighted index that is intended to measure the performance of all BDCs that are listed on the New York Stock Exchange or NASDAQ and satisfy specified market capitalization and other eligibility requirement. To qualify as a BDC, the company must be registered with the Securities and Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940. Investors cannot invest directly in an index.

2
The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3
Inception of the Fund is April 22, 2014; the commencement of operations and start of performance is May 2, 2014 for Class A shares, Advisor Class shares and Benchmarks. Class C shares commenced operations on September 9, 2014.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Past performance is no guarantee of future results. Returns for periods of less than one year are not annualized. Class A shares of the Fund are subject to a maximum sales load of 4.50%.

The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, gross of fee waivers and expense reimbursements, including the cost of underlying funds, are 6.61%, 7.36% and 6.63%, respectively, as stated in the prospectus dated September 5, 2014. The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, after fee waivers and expense reimbursement, including the cost of underlying funds, are 5.95%, 6.70% and 5.70%, respectively, as stated in the prospectus dated September 5, 2014. The current fee waiver and reimbursement arrangements will remain in effect through at least August 1, 2016. Without these fee waivers and reimbursements, the performance quoted above would be lower.

Portfolio Composition	% of Net Assets
Investment Companies	91.3%
Other/Cash & Equivalents	8.7%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed analysis of the Fund holdings.

Portfolio Manager’s Commentary – AR Capital Dividend and Value Fund

Since inception on August 20, 2014, the AR Capital Dividend and Value (the “Fund”) has had an interesting ride. There was significant divergence in equity performance driven by money flows, as many managers continued riding the easy monetary policy wave that has been prevalent in the United States for years. As the United States maintained subdued growth, the relative strength to foreign countries has led to many of these countries embarking on easier monetary policy to try and stimulate their own economies. The effect of this was to drive the US dollar higher, push the US stock market to all-time highs, and make US stock valuations close to one standard deviation above their long term average. Conversely, foreign stock markets and foreign currencies suffered.

The Fund’s management took advantage of the disconnect between monetary policy, dividends, and valuations globally to take a larger position in international equities early in the fourth quarter of 2014. This hurt the performance of the Fund in the fourth quarter of 2014. The Fund and international markets rebounded significantly in the first quarter of 2015, and we continue to find value away from the largest names in the United States. Additionally, the Fund made a tactical move in 2014 away from upstream energy dividend payers to midstream and downstream companies as energy prices collapsed and the expectation was for many energy producers to cut dividends.

As of March 31, 2015, the Fund’s top industry/sector concentration was Healthcare at 12.3% of net assets, followed by Financials (11.0%), Technology (10.7%), and Utilities (10.6%). The complete sector breakout across all asset allocations is as follows:

Sector Allocation	% of Net Assets
Healthcare	12.3%
Financials	11.0%
Technology	10.7%
Utilities	10.6%
Consumer Staples	10.6%
Consumer Discretionary	9.9%
Industrials	9.7%
Telecom	8.8%
Materials	7.9%
Energy	6.7%
Cash & Cash Equivalents	1.8%
Totals	100.0%

Roughly 98% of the Fund was invested in common equities as of March 31, 2015, while the cash allocation was just shy of 2%.

At quarter-end, Sanofi represented our top holding at 4.6% of net assets, followed by B&G Foods (4.5%), Cedar Fair LP (4.5%) and Starwood Property Trust (4.5%). A complete list of the Fund’s top 10 holdings, excluding short-term investments, as of March 31, 2015, is presented as follows:*

Investment	Sector	% of Net Assets
Sanofi	Healthcare	4.6%
B&G Foods Inc.	Consumer Staples	4.5%
Cedar Fair LP	Consumer Discretionary	4.5%
Starwood Property Trust	Financials	4.5%
GlaxoSmithKline PLC	Healthcare	4.4%
Triangle Capital Corp	Financials	4.2%
BCE Inc.	Telecom	4.0%
Fly Leasing Ltd.	Industrials	3.8%
Cisco Systems	Technology	3.8%
Terra Nitrogen Co LP	Materials	3.7%
		42.0%

*Holdings are subject to change without notice.

Once again, we thank you for your support and confidence in the Fund.

AR Capital Dividend and Value Fund
Portfolio Review, Since Inception through March 31, 2015 (Unaudited)

Total returns for the period ending March 31, 2015, compared to its broad market index:

Since Inception 2
Class A (without sales charge)	(9.19)%
Class A (with sales charge)	(13.27)%
Class C	(9.75)%
Class C (assuming imposition of deferred sales charge)	(10.63)%
Advisor Class	(9.31)%
S&P 500 Total Return Index 1	9.28%

1
The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

2	Inception of the Fund is April 22, 2014; the commencement of operations start of performance is June 3, 2014.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Past performance is no guarantee of future results. Returns for periods of less than one year are not annualized. Class A shares of the Fund are subject to a maximum sales load of 4.50%.

The total annual operating expense ratio for the Fund’s Class A shares, Class C shares and Advisor Class shares, gross of fee waivers and expense reimbursements, including the cost of underlying funds, are 1.96%, 2.71% and 1.71%, respectively as stated in the prospectus dated April 1, 2014. The total annual operating expense ratio for the Fund’s Class A shares, Class C shares and Advisor Class shares, after fee waivers and expense reimbursement, including the cost of underlying funds, are 1.30%, 2.05% and 1.05%, respectively as stated in the prospectus dated April 1, 2014. The current fee waiver and reimbursement arrangements will remain in effect through at least August 1, 2016. Without these fee waivers and reimbursements, the performance quoted above would be lower.

Portfolio Composition By Sector	% of Net Assets
Telecommunications	10.7%
Pharmaceuticals	7.7%
Chemicals	5.7%
Retail	5.3%
Electric	5.0%
Food	3.9%
Entertainment	3.8%
REITS - Mortgage	3.8%
Investment Companies	3.5%
Diversified Financial Services	3.3%
Other Industries	31.1%
Other/Cash & Equivalents	16.2%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed analysis of the Fund holdings.

Portfolio Manager’s Commentary – AR Capital Global Real Estate Income Fund

March 31, 2015 marked the eighth month of the AR Capital Global Real Estate Income Fund’s (“the Fund”) period of operations (inception date August 11, 2014).

The investment objective of the Fund is to provide current income with the potential for capital appreciation. Since the Fund’s inception in August, 2014, global equity markets, particularly in Europe and Asia, have been volatile. Europe has struggled with the Greek crisis, still ongoing as of this date as talks between Greece and the European Union council are going down to the wire. The ECB started its well-telegraphed quantitative easing in January of this year, heralding what could be an unprecedented spate of sovereign bond purchases for the next two to three years. Economic growth has been quite robust in countries such as UK, Germany, Ireland and the Nordic region, while sluggish in other nations, including France, Italy and Spain.

In Asia, historic elections took place in India and Indonesia where new democratic parties were brought into power, foreshadowing promising (albeit erratic) economic growth. China, the world’s second largest economy, continues its transition from a trade-based society to a consumer-based one. Australia, a commodity-based nation that counts China as a major trading partner, is balancing dwindling demand from China with an overheated local Australian property market that has seen prices in certain cities double over the last three to four years. Japan, having embarked on its most ambitious economic reform program ever under the premiership of Shinzo Abe, is pressing on with its trifecta of monetary policy (mainly in the form of quantitative easing), fiscal policy (mainly in the form of a consumer tax hike) and structural reform (primarily changes in Japanese corporations). Countries such as Brazil, Turkey, India and South Africa are combating with inflation, while most of the developed world is combating deflationary trends.

More than twenty countries outside the US have cut interest rates in the last six months, heralding a divergent global interest rate environment over the next five years, where the US is poised to raise rates while rest of the world is lowering rates. This could have enormous implications for international real estate securities, as well as foreign currencies. Typically, lowering interest rates lowers corresponding bond yields, thereby benefitting corresponding real estate securities (REITs being one such category).

The past few months have also seen the exciting commencement of new REIT market formation in certain countries, including China and India. Additionally, Saudi Arabia is for the first time planning to open up its equity markets to the world, in June 2015, which in turn should benefit its local real estate securities that trade at a sizeable discount to the rest of the world.

For the period between the Fund’s inception date and March 31, Class A Shares were flat at (0.2)%. In the same period, the Fund’s closest benchmark – the FTSE EPRA/NAREIT Global Index – was up 6.6%. Fund underperformance versus the index was driven largely by our underweight US position, a higher exposure to certain countries such as Mexico and Brazil, and extreme currency fluctuations.

During that period, US REITs gained 15.2%, while global REITs outperformed the US, with European real estate increasing 30.1%, Japan at 17.8%, Australia at 21.3%, and South Africa at 33.0%. However, during the same period, global currencies declined against the US dollar - the Euro was down 19.8%, Japanese yen down 14.9%, Australian dollar down 17.9%, and the South African Rand down 12.4%. This depreciation in currencies more than offset the positive market gain of the underlying REIT. Therefore, Europe in dollar terms was up 10.3% (versus US at 15.2%), Japan was up 2.9% and Australia was up 3.4%.

Our Fund was exposed to these currency fluctuations from August until December 2014. From December 2014 to March 2015, we established strategies that utilize futures and forwards to implement hedges. Our hedging program is now fully in place. Going forward, our currency hedges will serve to mitigate (and in some cases neutralize), the impact of foreign currency movements on our international holdings.

As of March 31, 2015, the Fund had a 9.3% exposure to Mexico and a 4.6% exposure to Brazil. Both these countries have a significantly lower weighting in the benchmark (roughly 0.65% for Mexico and 0.66% for Brazil, as of March 31 2015). A large part of our underperformance was due to underperformance of Brazil and Mexico real estate equity markets, compounded by the fact that both currencies declined materially against the US dollar. The Brazilian real (Brazil’s currency) depreciated 28.8% against the US dollar from August 11, 2014 through March 31, 2015, whereas the Mexican peso declined 13.7%. We still firmly believe in improving fundamentals for real estate in Brazil and Mexico, so we are sticking to our current positions (but not adding any new ones). To address the potential currency impact from the real and peso, we are in the process of adding these two currencies to our hedging program.

We realized positive performance from our Europe investments in Netherlands, Ireland and France, in the high-street mall, CBD office and retail/office sub-sectors respectively. These countries gave us positive alpha in spite of the 19.8% Euro decline discussed previously. Other countries (and associated real estate subsectors) that positively contributed to performance were Singapore (industrial), Sweden (office), South Africa (retail) and Canada (retail/office).

Since establishing our hedging program in December 2014, we have also realized profits from our hedges on the Euro, yen, Rand, Aussie dollar and Canadian dollar. It should be noted that we are doing this hedging purely as a defensive strategy (to counter the impact of foreign currency in our portfolio), and not as a profit making endeavor.

At the end of March, international investments represented roughly 56% of the Fund’s net assets, while US investments totaled 29% of total assets; roughly 15% of net assets was in cash. Within the international allocation, Mexico represented the largest concentration by region, at 9.3%, followed by Netherlands (8.9%), and Canada (8.2%). The complete portfolio allocation by geography is as follows:

At quarter-end, the Fund’s largest individual investment was Capstead Mortgage Corp Preferred, representing roughly 9.4% of net assets, followed by Vastned Retail (8.9%) and Macquarie Mexico Real Estate (6.4%). *

*Holdings are subject to change without notice.

Once again, we thank you for your support and confidence in the Fund.

AR Capital Global Real Estate Income Fund
Portfolio Review, Since Inception through March 31, 2015 (Unaudited)

Total returns for the period ending March 31, 2015, compared to its broad market index:

Since Inception 3
Class A (without sales charge)	(0.23)%
Class A (with sales charge)	(4.71)%
Class C	(0.67)%
Class C (assuming imposition of deferred sales charge)	(1.62)%
Advisor Class	(0.07)%
FTSE EPRA/NAREIT Global Index 1	6.56%
S&P 500 Total Return Index 2	8.18%

1
The FTSE EPRA/NAREIT Global Index measures the total return, stated in U.S. dollar terms, of the size- and liquidity-screened stocks in both developed and emerging markets of the publicly traded real estate companies which qualify for REIT status under the tax law in the country of domicile. Investors cannot invest directly in an index.

2
The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3	Inception of the Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Past performance is no guarantee of future results. Returns for periods of less than one year are not annualized. Class A shares of the Fund are subject to a maximum sales load of 4.50%.

The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, gross of fee waivers and expense reimbursements, are 2.16%, 2.91% and 1.91%, respectively, as stated in the prospectus dated September 5, 2014. The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, after fee waivers and expense reimbursement, are 1.50%, 2.25% and 1.25%, respectively, as stated in the prospectus dated September 5, 2014. The current fee waiver and reimbursement arrangements will remain in effect through at least August 1, 2016. Without these fee waivers and reimbursements, the performance quoted above would be lower.

Portfolio Composition	% of Net Assets
REITS - Diversified	19.8%
REITS - Mortgage	17.8%
Real Estate	15.0%
REITS - Shopping Centers	8.4%
REITS - Warehouse/Industrial	6.0%
Closed-End Funds	3.5%
Investment Companies	3.1%
Lodging	2.7%
Engineering & Construction	1.8%
REITS - Apartments	1.0%
Other Industries	0.7%
Other/Cash & Equivalents	20.2%
100.0%
Please refer to the Schedule of Investments in this Annual Report for a detailed analysis of the Fund holdings.

AR Capital Real Estate Income Fund
Schedule of Investments, March 31, 2015

Shares		Value
	COMMON STOCK - 76.4%
	DIVERSIFIED FINANCIAL SERVICES - 5.8%
114,968	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$2,101,615
27,000	NorthStar Asset Management Group, Inc.	630,180
		2,731,795
	REITS - APARTMENTS - 14.9%
13,650	Apartment Investment & Management Co.	537,264
10,163	AvalonBay Communities, Inc.2	1,770,903
20,000	Camden Property Trust	1,562,600
20,000	Equity Residential	1,557,200
4,900	Post Properties, Inc.	278,957
36,821	UDR, Inc.	1,253,019
		6,959,943
	REITS - HEALTHCARE - 1.7%
10,500	Health Care REIT, Inc.	812,280

	REITS - HOTELS - 5.0%
30,000	Chesapeake Lodging Trust	1,014,900
10,000	DiamondRock Hospitality Co.	141,300
37,000	RLJ Lodging Trust	1,158,470
		2,314,670
	REITS - MORTGAGE - 15.4%
126,575	Apollo Commercial Real Estate Finance, Inc.	2,174,558
52,892	Blackstone Mortgage Trust, Inc.	1,500,546
97,000	NorthStar Realty Finance Corp.	1,757,640
72,506	Starwood Property Trust, Inc.	1,761,896
		7,194,640
	REITS - OFFICE PROPERTY - 9.8%
2,750	Alexandria Real Estate Equities, Inc.	269,610
11,363	Boston Properties, Inc.	1,596,274
49,324	Corporate Office Properties Trust	1,449,139
27,400	Highwoods Properties, Inc.	1,254,372
		4,569,395
	REITS - REGIONAL MALLS - 3.2%
35,800	General Growth Properties, Inc.	1,057,890
2,250	Simon Property Group, Inc.	440,190
		1,498,080
	REITS - SHOPPING CENTERS - 7.8%
20,114	Brixmor Property Group, Inc.	534,027
30,000	Developers Diversified Realty	558,600
35,000	Equity One, Inc.	934,150
78,686	Excel Trust, Inc.	1,103,178
7,434	Regency Centers Corp.	505,809
		3,635,764
	REITS - TRIPLE NET - 3.7%
6,346	EPR Properties	380,950
9,048	Spirit Realty Capital, Inc.	109,300
18,266	WP Carey, Inc.	1,242,088
		1,732,338
	REITS - WAREHOUSE INDUSTRIAL - 9.1%
35,500	DCT Industrial Trust, Inc.	1,230,430
80,200	Duke Realty Corp.	1,745,954
10,500	QTS Realty Trust, Inc. - Cl. A	382,305
22,989	STAG Industrial, Inc.	540,701
15,100	Terreno Realty Corp.	344,280
		4,243,670

	TOTAL COMMON STOCK (Cost - $32,100,565)	35,692,575

AR Capital Real Estate Income Fund
Schedule of Investments, March 31, 2015 (Continued)

Shares		Value
	PREFERRED STOCK - 17.4%
	REITS - HEALTHCARE - 0.1%
3,000	Health Care REIT, Inc., 6.50%	$80,460

	REITS - HOTELS - 3.6%
7,500	Chesapeake Lodging Trust, 7.75%	197,625
4,200	FelCor Lodging Trust, Inc., 8.00%	107,310
20,000	LaSalle Hotel Properties, 7.50%	514,200
32,414	Summit Hotel Properties, Inc., 7.875%	865,454
		1,684,589
	REITS - DIVERSIFIED - 0.6%
10,398	PS Business Parks, Inc., 6.45%	270,348

	REITS - MORTGAGE - 1.1%
10,000	ARMOUR Residential REIT, Inc., 7.875%	239,600
10,000	NorthStar Realty Finance Corp., 8.875%	264,200
		503,800
	REITS - OFFICE PROPERTY - 1.2%
14,570	Alexandria Real Estate Equities, Inc., 6.45%	378,237
5,000	Corporate Office Properties Trust, 7.375%	131,250
1,000	Digital Realty Trust, Inc., 5.875%	24,260
717	PS Business Parks, Inc., 5.75%	17,538
		551,285
	REITS - REGIONAL MALLS - 4.3%
16,504	CBL & Associates Properties, Inc., 6.625%	419,367
44,100	General Growth Properties, Inc., 6.375%	1,124,550
18,000	Taubman Centers, Inc., 6.25%	453,060
		1,996,977
	REITS - SHOPPING CENTERS - 6.2%
21,897	Cedar Realty Trust, Inc., 7.25%	561,001
10,480	DDR Corp., 6.50%	267,659
28,150	DDR Corp., 6.25%	719,232
27,422	Kimco Realty Corp., 6.00%	710,230
24,200	Regency Centers Corp., 6.625%	636,218
		2,894,340
	REITS - TRIPLE NET- 0.0%
100	EPR Properties, 6.625%	2,600

	REITS - WAREHOUSE INDUSTRIAL - 0.3%
5,400	STAG Industrial, Inc., 6.625%	138,132

	TOTAL PREFERRED STOCK (Cost - $7,454,227)	8,122,531

Par Value
	BONDS & NOTES - 0.6%
	REITS - HEALTHCARE - 0.6%
$250,000	Sabra Health Care LP, 5.50%, 2/1/2021 **
	TOTAL BONDS & NOTES (Cost - $248,851)	267,187
Shares
	SHORT-TERM INVESTMENTS - 1.5%
705,876	BlackRock Liquidity Funds T-Fund Portfolio - 0.01% 1
	TOTAL SHORT-TERM INVESTMENTS (Cost - $705,876)	705,876

	TOTAL INVESTMENTS - 95.9% (Cost - $40,509,519) 4	$44,788,169
	OTHER ASSETS LESS LIABILITIES - 4.1%	1,923,029
	NET ASSETS - 100.0%	$46,711,198

AR Capital Real Estate Income Fund
Schedule of Investments, March 31, 2015 (Continued)

Contracts 3			Value
		Expiration Date - Exercise Price
	CALL OPTIONS WRITTEN* - (0.4)%
100	AvalonBay Communities, Inc.	7/17/2015 - $160.00	$166,000
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $81,844)		$166,000

REIT - Real Estate Investment Trust
* Non-income producing security.
** Illiquid security. Total illiquid securities represents 0.6% of net assets as of March 31, 2015.
1 Rate shown represents the rate at March 31, 2015, is subject to change and resets daily.
2 All or portion of this security is segregated as collateral for call options written.
3 Each contract is equivalent to 100 shares of common stock.
4 Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $40,433,178 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$4,308,271
Unrealized depreciation:	(119,280)
Net unrealized appreciation:	$4,188,991

AR Capital BDC Income Fund
Schedule of Investments, March 31, 2015

Shares		Value
	COMMON STOCK - 78.7%
	INVESTMENT COMPANIES - 78.7%
42,324	Alcentra Capital Corp.	$562,909
48,909	American Capital Senior Floating Ltd.	640,708
74,938	Apollo Investment Corp.	575,149
41,123	Ares Capital Corp.	706,082
31,500	BlackRock Capital Investment Corp.	285,390
57,634	Fifth Street Finance Corp.	420,728
45,672	Fifth Street Senior Floating Rate Corp.	485,493
30,394	FS Investment Corp.	308,195
47,563	Garrison Capital, Inc.	708,689
20,154	Golub Capital BDC, Inc.	353,703
31,956	Harvest Capital Credit Corp.	414,469
8,832	KCAP Financial, Inc.	59,439
47,989	New Mountain Finance Corp.	700,639
28,683	Oxford Lane Capital Corp.	425,082
49,370	PennantPark Floating Rate Capital Ltd.	692,661
59,686	PennantPark Investment Corp.	540,158
28,515	Solar Capital Ltd.	577,144
17,500	Solar Senior Capital Ltd.	281,925
40,624	Stellus Capital Investment Corp.	490,332
7,461	TCP Capital Corp.	119,525
35,325	THL Credit, Inc.	434,144
44,929	TICC Capital Corp.	310,909
29,227	TPG Specialty Lending, Inc.	502,997
32,278	TriplePoint Venture Growth BDC Corp.	455,443
	TOTAL COMMON STOCK (Cost - $11,146,273)	11,051,913

	PREFERRED STOCK - 12.6%
	INVESTMENT COMPANIES - 12.6%
7,575	Capitala Finance Corp., 7.125%	196,041
14,597	Full Circle Capital Corp., 8.25%	372,223
8,886	Horizon Technology Finance Corp. 7.375%	225,259
7,225	KCAP Financial, Inc., 7.375%	184,310
6,538	Oxford Lane Capital Corp., 7.50%	164,431
11,137	Oxford Lane Capital Corp., 8.125%	281,209
13,524	Saratoga Investment Corp., 7.50%	347,567
	TOTAL PREFERRED STOCK (Cost - $1,778,102)	1,771,040

	SHORT-TERM INVESTMENTS - 13.1%
1,838,428	BlackRock Liquidity Funds T-Fund Portfolio, 0.01% 1
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,838,428)	1,838,428

	TOTAL INVESTMENTS - 104.4% (Cost - $14,762,803) 2	$14,661,381
	LIABILITIES LESS OTHER ASSETS - (4.4) %	(614,952)
	NET ASSETS - 100.0%	$14,046,429

1 Rate shown represents the rate at March 31, 2015, is subject to change and resets daily.
2 Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $14,803,917 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$159,866
Unrealized depreciation:	(302,402)
Net unrealized depreciation:	$(142,536)

AR Capital Dividend and Value Fund
Schedule of Investments, March 31, 2015

Shares		Value
	COMMON STOCK - 83.8%
	BANKS - 2.1%
468	Westpac Banking Corp. - ADR	$13,998

	BEVERAGES - 2.5%
2,878	Ambev SA - ADR	16,577

	BIOTECHNOLOGY - 2.8%
120	Amgen, Inc.	19,182

	CHEMICALS - 5.7%
200	LyondellBasell Industries NV	17,560
145	Terra Nitrogen Co. LP	21,128
		38,688
	COAL - 1.5%
303	Alliance Resource Partners LP	10,129

	DIVERSIFIED FINANCIAL SERVICES - 3.3%
1,518	Fly Leasing Ltd. - ADR	22,102

	ELECTRIC - 5.0%
1,199	CPFL Energia SA - ADR	15,251
390	Huaneng Power International, Inc. - ADR	18,751
		34,002
	ENGINEERING & CONSTRUCTION - 2.3%
472	TAV Havalimanlari Holding AS - ADR	15,798

	ENTERTAINMENT - 3.8%
451	Cedar Fair LP	25,887

	FOOD - 3.9%
887	B&G Foods, Inc.	26,104

	FOREST PRODUCTS & PAPER - 2.7%
677	Orchids Paper Products Co.	18,252

	GAS - 1.8%
250	AmeriGas Partners LP	11,935

6	HOLDING COMPANIES-DIVERSIFIED - 1.6%
674	Imperial Holdings Ltd. - ADR	10,744

	INVESTMENT COMPANIES - 3.5%
1,050	Triangle Capital Corp.	23,951

	IRON/STEEL - 1.0%
1,194	Vale SA - ADR	6,746

	OIL & GAS - 1.6%
275	HollyFrontier Corp.	11,074

	PHARMACEUTICALS - 7.7%
551	GlaxoSmithKline PLC - ADR	25,429
533	Sanofi - ADR	26,351
		51,780

AR Capital Dividend and Value Fund
Schedule of Investments, March 31, 2015 (Continued)

Shares		Value
	COMMON STOCK - 83.8% (Continued)
	PIPELINES - 2.5%
304	Energy Transfer Partners LP	$16,948

	REITS - MORTGAGE - 3.8%
1,060	Starwood Property Trust, Inc.	25,758

	RETAIL - 5.3%
2,156	Man Wah Holdings Ltd. - ADR	20,547
2,044	Star Gas Partners LP	15,126
		35,673
	SEMICONDUCTORS - 3.1%
423	Microchip Technology, Inc.	20,685

	SOFTWARE - 2.9%
478	Microsoft Corp.	19,433

	TELECOMMUNICATIONS - 10.7%
537	BCE, Inc.	22,747
791	Cisco Systems, Inc.	21,772
1,139	Intouch Holdings PCL - ADR	10,929
1,689	Mobile TeleSystems OJSC - ADR	17,059
		72,507
	TRUCKING & LEASING - 2.7%
446	TAL International Group, Inc.	18,166

	TOTAL COMMON STOCK (Cost - $587,335)	566,119

	SHORT-TERM INVESTMENTS - 1.5%
10,210	BlackRock Liquidity Funds T-Fund Portfolio - 0.01% 1
	TOTAL SHORT-TERM INVESTMENTS (Cost - $10,210)	10,210

	TOTAL INVESTMENTS - 85.3% (Cost - $597,545) 2	$576,329
	OTHER ASSETS LESS LIABILITIES - 14.7%	99,511
	NET ASSETS - 100.0%	$675,840

ADR - American Depositary Receipt
LP - Limited Partnership
OJSC - Open Joint Stock Company
PCL - Public Company Limited
PLC - Public Liability Company
REIT - Real Estate Investment Trust
1 Rate shown represents the rate at March 31, 2015, is subject to change and resets daily.
2 Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $599,907 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$26,845
Unrealized depreciation:	(50,423)
Net unrealized depreciation:	$(23,578)

AR Capital Global Real Estate Income Fund
Schedule of Investments, March 31, 2015

Shares		Value
	COMMON STOCK - 67.5%
	BANKS - 0.7%
5,000	Al Rajhi Bank	$76,604

	ENGINEERING & CONSTRUCTION - 1.8%
10,600	Multiplan Empreendimentos Imobiliarios SA	186,296

	INVESTMENT COMPANIES - 3.1%
46,578	TICC Capital Corp.	322,320

	LODGING - 2.7%
187,446	Hoteles City Express SAB de CV 1	285,578

	REAL ESTATE - 15.0%
50,000	Aliansce Shopping Centers SA	262,828
105,000	Charter Hall Group - REIT	408,854
56,424	Citycon OYJ	183,218
1,250	Deutsche Wohnen AG	31,999
20,000	Farmland Partners, Inc.	234,800
28,000	Hufvudstaden AB	383,899
2,000	Mitsui Fudosan Co. Ltd.	58,830
5,700	Redefine Properties Ltd. - REIT	5,831
		1,570,259
	REITS - APARTMENTS - 1.0%
14,754	Campus Crest Communities, Inc.	105,639

	REITS - DIVERSIFIED - 19.8%
238,000	Ascendas Real Estate Investment Trust	449,286
40,000	Beni Stabili SpA SIIQ	31,355
15,900	Cominar Real Estate Investment Trust	240,746
30,554	H&R Real Estate Investment Trust	562,431
260,304	Hibernia REIT PLC	327,032
46,000	Stockland	158,044
1,135	Unibail-Rodamco SE	305,970
		2,074,864
	REITS - MORTGAGE - 9.0%
10,000	Apollo Commercial Real Estate Finance, Inc.	171,800
174,400	Chimera Investment Corp.	547,616
31,800	RAIT Financial Trust	218,148
		937,564
	REITS - SHOPPING CENTERS - 8.4%
17,812	Vastned Retail NV	872,074

	REITS - WAREHOUSE/INDUSTRIAL - 6.0%
400,000	Mexico Real Estate Management SA de CV	631,210

	TOTAL COMMON STOCK (Cost - $7,330,755)	7,062,408

	PREFERRED STOCK - 8.8%
	REITS - MORTGAGE - 8.8%
37,206	Capstead Mortgage Corp., 7.50%	921,593
	TOTAL PREFERRED STOCK (Cost - $892,899)	921,593

AR Capital Global Real Estate Income Fund
Schedule of Investments, March 31, 2015 (Continued)

Shares		Value
	CLOSED-END FUNDS - 3.5%
25,000	Oxford Lane Capital Corp.
	TOTAL CLOSED-END FUNDS (Cost - $394,900)	$370,500

	SHORT-TERM INVESTMENTS - 4.7%
489,531	BlackRock Liquidity Funds T-Fund Portfolio - 0.01% 2
	TOTAL SHORT-TERM INVESTMENTS (Cost - $489,531)	489,531

	TOTAL INVESTMENTS - 84.5% (Cost - $9,108,085) 3	$8,844,032
	OTHER ASSETS LESS LIABILITIES - 15.5%	1,622,253
	NET ASSETS - 100.0%	$10,466,285

PLC - Public Liability Company
REIT - Real Estate Investment Trust
1 Non-income producing securities.
2 Rate shown represents the rate at March 31, 2015, is subject to change and resets daily.
3 Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $9,154,980 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$213,526
Unrealized depreciation:	(524,474)
Net unrealized depreciation:	$(310,948)

Short Contracts		Net Unrealized Appreciation
	OPEN SHORT FUTURES CONTRACTS - (0.8) %
10	Australian Dollar Future, Maturing June 2015
	(Underlying Notional Amount at Value $758,100)	$18,800
9	Canadian Dollar Future, Maturing June 2015
	(Underlying Notional Amount at Value $710,280)	13,230
14	Euro Fx Future, Maturing June 2015
	(Underlying Notional Amount at Value $1,881,950)	56,875
	NET UNREALIZED APPRECIATION FROM OPEN SHORT FUTURES CONTRACTS	$88,905

As of March 31, 2015 the Fund’s Long Holdings were divided among countries as follows.

Country	Percentage
AUSTRALIA	5.4%
BRAZIL	4.3%
BRITAIN	0.0%
CANADA	7.7%
FINLAND	1.7%
FRANCE	2.9%
GERMANY	0.3%
IRELAND	3.1%
ITALY	0.3%
JAPAN	0.6%
MEXICO	8.8%
NETHERLANDS	8.3%
SAUDI ARABIA	0.7%
SINGAPORE	4.3%
SOUTH AFRICA	0.1%
SWEDEN	3.7%
UNITED STATES	27.6%
Total Long Term Holdings	79.8%

Percentages in the above table are based on net assets, excluding short term investments and derivatives, of the Fund as of March 31, 2015.

Realty Capital Income Funds Trust
Statements of Assets and Liabilities, March 31, 2015

	AR Capital Real Estate Income Fund	AR Capital BDC Income Fund	AR Capital Dividend and Value Fund	AR Capital Global Real Estate Income Fund
ASSETS
Investment securities:
At cost	$40,509,519	$14,762,803	$597,545	$9,108,085
At value	$44,788,169	$14,661,381	$576,329	$8,844,032
Foreign currency (cost $21,947)	—	—	—	23,685
Deposits at Broker	—	—	—	351,077
Unrealized appreciation on futures	—	—	—	88,905
Receivable for securities sold	2,139,560	323,229	—	982,571
Dividend and interest receivable	394,823	123,512	2,170	93,057
Receivable due from adviser	—	65,305	99,405	40,137
Receivable for Fund shares sold	145,203	129,742	—	30,345
Prepaid expenses and other assets	49,400	34,737	24,198	42,685
TOTAL ASSETS	47,517,155	15,337,906	702,102	10,496,494

LIABILITIES
Options written (premiums received $81,844)	166,000	—	—	—
Payable for Fund shares redeemed	4,500	857	—	—
Payable for investment advisory fees	29,738	—	—	—
Payable for securities purchased	529,239	1,255,239	—	—
Payable for distribution (12b-1) fees	21,500	4,917	274	1,230
Payable for administration fees	9,987	2,921	2,778	2,782
Payable for fund accounting fees	3,450	3,467	3,091	2,987
Payable for transfer agent fees	6,921	3,393	2,742	2,653
Payable for Trustee fees	4,505	1,643	2,628	1,747
Accrued expenses and other liabilities	30,117	19,040	14,749	18,810
TOTAL LIABILITIES	805,957	1,291,477	26,262	30,209
NET ASSETS	$46,711,198	$14,046,429	$675,840	$10,466,285

NET ASSETS CONSIST OF:
Paid in capital	$40,844,185	$14,251,693	$831,529	$10,940,869
Accumulated net investment income (loss)	—	—	6,589	(21,225)
Accumulated net realized gain (loss) from investments, futures contracts and foreign currency transactions	1,672,519	(103,842)	(141,062)	(277,806)
Net unrealized appreciation (depreciation) on investments futures contracts and foreign currency translations	4,194,494	(101,422)	(21,216)	(175,553)
NET ASSETS	$46,711,198	$14,046,429	$675,840	$10,466,285

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$20,677,384	$11,658,185	$511,968	$1,032,473
Shares of beneficial interest outstanding1	1,814,549	1,206,576	57,955	107,770
Net asset value (Net Assets ÷ Shares Outstanding)and redemption price per share2	$11.40	$9.66	$8.83	$9.58
Maximum offering price per share (maximum sales charge of 4.50%)	$11.94	$10.12	$9.25	$10.03

Class C Shares:
Net Assets	$10,738,627	$2,282,495	$161,606	$1,140,791
Shares of beneficial interest outstanding1	946,665	236,676	18,339	119,245
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share3	$11.34	$9.64	$8.81	$9.57

Advisor Class Shares:
Net Assets	$15,295,187	$105,749	$2,266	$8,293,021
Shares of beneficial interest outstanding1	1,341,466	10,953	257	865,827
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.40	$9.65	$8.82	$9.58

1	Unlimited number of shares authorized at $0 par value.
2	Investments in Class A shares greater than $1 million are subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within one year of purchase.
3	A CDSC of 1% is imposed in the event of redemption within one year.

See accompanying notes to financial statements.

Realty Capital Income Funds Trust
Statements of Operations, For the Year or Period Ended March 31, 2015

	AR Capital Real Estate Income Fund	AR Capital BDC Income Fund1	AR Capital Dividend and Value Fund1	AR Capital Global Real Estate Income Fund2
INVESTMENT INCOME
Dividends	$1,526,435	$509,601	$38,885	$438,290
Interest	6,969	75	—	54
Less: Foreign withholding taxes	—	—	(1,125)	(14,086)
TOTAL INVESTMENT INCOME	1,533,404	509,676	37,760	424,258

EXPENSES
Investment advisory fees	321,115	43,794	5,555	58,270
Distribution (12b-1) fees:
Class A	38,513	10,948	1,756	1,811
Class C	73,241	4,821	892	4,216
Legal fees	50,855	108,424	88,312	90,302
Administration services fees	106,316	29,786	21,717	21,422
Insurance expense	80,953	5,198	512	4,403
Registration fees	61,789	48,134	54,510	23,860
Transfer agent fees	77,464	27,180	22,549	22,900
Accounting services fees	38,514	32,300	24,674	23,974
Professional fees	25,828	6,348	6,358	5,318
Compliance officer fees	23,985	5,720	5,841	4,888
Audit fees	29,557	11,282	8,182	12,680
Trustees’ fees and expenses	27,109	12,775	12,304	13,892
Offering costs	21,184	—	—	—
Printing and postage expenses	10,001	6,134	1,535	2,973
Custodian fees	5,543	4,871	4,703	7,372
Other expenses	7,908	4,507	4,414	3,062
TOTAL EXPENSES	999,875	362,222	263,814	301,343

Less: Fees waived/reimbursed by the Adviser	(425,681)	(286,420)	(252,870)	(214,784)

NET EXPENSES	574,194	75,802	10,944	86,559

NET INVESTMENT INCOME	959,210	433,874	26,816	337,699

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	2,611,741	(101,168)	(144,509)	(379,704)
Foreign currency transactions	—	—	(28)	(35,750)
Futures	—	—	—	201,078
Distributions of capital gains from
underlying investment companies	—	5,079	86	—
Net realized gain (loss)	2,611,741	(96,089)	(144,451)	(214,376)
Net change in unrealized appreciation (depreciation) of:
Investments	3,347,548	(101,422)	(21,216)	(264,053)
Foreign currency translations	—	—	—	(405)
Options written	(84,156)	—	—	—
Futures	—	—	—	88,905
Net change in unrealized appreciation (depreciation)	3,263,392	(101,422)	(21,216)	(175,553)

NET REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS	5,875,133	(197,511)	(165,667)	(389,929)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,834,343	$236,363	$(138,851)	$(52,230)

1
The inception date of AR Capital BDC Income Fund and the AR Capital Dividend and Value Fund is April 22, 2014; the commencement of operations and start of performance is May 2, 2014 and June 3, 2014, respectively

2	The inception date of AR Capital Global Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

See accompanying notes to financial statements

Realty Capital Income Funds Trust
Statements of Changes in Net Assets

	AR Capital Real Estate Income Fund		AR Capital BDC Income Fund	AR Capital Dividend and Value Fund	AR Capital Global Real Estate Income Fund
	Year Ended March 31, 2015	Period Ended March 31, 20141	Period Ended March 31, 20152	Period Ended March 31, 20152	Period Ended March 31, 20153

FROM OPERATIONS
Net investment income	$959,210	$650,080	$433,874	$26,816	$337,699
Net realized gain (loss) from investments	2,611,741	523,880	(96,089)	(144,451)	(214,376)
Distributions of capital gains from underlying investment companies	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	3,263,392	931,102	(101,422)	(21,216)	(175,553)
Net increase (decrease) in net assets resulting from operations	6,834,343	2,105,062	236,363	(138,851)	(52,230)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(823,828)	(101,015)	(392,515)	(14,284)	(45,257)
Class C	(325,943)	(8,644)	(54,268)	(2,516)	(29,518)
Advisor Class	(951,436)	(334,766)	(1,570)	(38)	(347,579)
From net realized gains:
Class A	(122,655)	(88,436)	—	—	—
Class C	(58,248)	(7,887)	—	—	—
Advisor Class	(121,415)	(128,119)	—	—	—
From return of capital:
Class A	—	—	—	(8,852)	—
Class C	—	—	—	(1,129)	—
Advisor Class	—	—	—	(24)	—

Net decrease in net assets resulting from distributions to shareholders	(2,403,525)	(668,867)	(448,353)	(26,843)	(422,354)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	17,059,406	14,361,233	12,652,553	1,601,513	2,028,695
Class C	7,649,768	2,609,577	2,295,182	170,029	1,636,773
Advisor Class	3,353,570	25,800,000	105,440	2,500	15,166,771
Net asset value of shares issued in reinvestment of distributions:
Class A	786,015	186,714	263,935	20,368	40,758
Class C	341,666	14,382	29,855	3,645	27,255
Advisor Class	1,071,679	460,237	1,570	62	347,579
Payments for shares redeemed:
Class A	(13,264,847)	(1,171,426)	(1,076,149)	(956,446)	(976,907)
Class C	(775,914)	(9,031)	(13,967)	(137)	(486,337)
Advisor Class	(8,598,929)	(9,129,915)	—	—	(6,843,718)
Net increase in net assets from shares of beneficial interest	7,622,414	33,121,771	14,258,419	841,534	10,940,869

NET INCREASE IN NET ASSETS	12,053,232	34,557,966	14,046,429	675,840	10,466,285

NET ASSETS
Beginning of Year/Period	34,657,966	100,000	—	—	—
End of Year/Period*	$46,711,198	$34,657,966	$14,046,429	$675,840	$10,466,285
*Includes accumulated net investment income (loss) of:	$—	$242,318	$—	$6,589	$(21,225)

1	The AR Capital Real Estate Income Fund commenced operations on June 4, 2013.
2
The inception date of AR Capital BDC Income Fund and the AR Capital Dividend and Value Fund is April 22, 2014; the commencement of operations and start of performance is May 2, 2014 and June 3, 2014, respectively.

3	The inception date of AR Capital Global Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

See accompanying notes to financial statements.

Realty Capital Income Funds Trust
Statements of Changes in Net Assets (Continued)

	AR Capital Real Estate Income Fund		AR Capital BDC Income Fund	AR Capital Dividend and Value Fund	AR Capital Global Real Estate Income Fund
	Year Ended March 31, 2015	Period Ended March 31, 20141	Period Ended March 31, 20152	Period Ended March 31, 20152	Period Ended March 31, 20153
SHARE ACTIVITY
Class A:
Shares Sold	1,580,678	1,501,065	1,291,012	162,026	206,333
Shares Reinvested	72,704	20,073	27,501	2,339	4,269
Shares Redeemed	(1,245,176)	(119,795)	(111,937)	(106,410)	(102,832)
Net increase in shares of beneficial interest outstanding	408,206	1,401,343	1,206,576	57,955	107,770

Class C:
Shares Sold	713,866	268,573	235,054	17,938	167,691
Shares Reinvested	31,477	1,545	3,106	417	2,855
Shares Redeemed	(70,339)	(957)	(1,484)	(16)	(51,301)
Net increase in shares of beneficial interest outstanding	675,004	269,161	236,676	18,339	119,245

Advisor Class:
Shares Sold	313,327	2,625,013	10,791	250	1,549,847
Shares Reinvested	99,755	49,067	162	7	36,371
Shares Redeemed	(786,645)	(961,551)	—	—	(720,391)
Net increase (decrease) in shares of beneficial interest outstanding	(373,563)	1,712,529	10,953	257	865,827

1	The AR Capital Real Estate Income Fund commenced operations on June 4, 2013.
2
The inception date of AR Capital BDC Income Fund and the AR Capital Dividend and Value Fund is April 22, 2014; the commencement of operations and start of performance is May 2, 2014 and June 3, 2014, respectively.

3	The inception date of AR Capital Global Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

See accompanying notes to financial statements.

AR Capital Real Estate Income Fund
Financial Highlights
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A			Class C			Advisor Class
	Year Ended March 31, 2015	Period Ended March 31, 20141		Year Ended March 31, 2015	Period Ended March 31, 20141		Year Ended March 31, 2015	Period Ended March 31, 20141

Net asset value, beginning of period	$10.21	$10.00		$10.17	$10.00		$10.22	$10.00

Activity from investment operations:
Net investment income 2	0.26	0.28		0.21	0.26		0.27	0.25
Net realized and unrealized gain on investments	1.57	0.18	3	1.52	0.15	3	1.58	0.23	3
Total from investment operations	1.83	0.46		1.73	0.41		1.85	0.48

Less distributions from:
Net investment income	(0.57)	(0.17)		(0.49)	(0.16)		(0.60)	(0.18)
Net realized gains	(0.07)	(0.08)		(0.07)	(0.08)		(0.07)	(0.08)
Total distributions	(0.64)	(0.25)		(0.56)	(0.24)		(0.67)	(0.26)

Net asset value, end of period	$11.40	$10.21		$11.34	$10.17		$11.40	$10.22

Total return 4	18.47%	4.83	% 5	17.49%	4.23	% 5	18.71%	5.01	% 5

Net assets, at end of period (000s)	$20,677	$14,362		$10,739	$2,763		$15,295	$17,533

Ratio of gross expenses to average net assets	2.46%	4.22	% 6	3.21%	4.97	% 6	2.21%	63.97	% 6
Ratio of net expenses to average net assets 7	1.40%	1.40	% 6	2.15%	2.15	% 6	1.15%	1.15	% 6
Ratio of net investment income to average net assets	2.41%	3.47	% 6	1.97%	3.30	% 6	2.54%	3.09	% 6

Portfolio Turnover Rate	104%	86	% 5	104%	86	% 5	104%	86	% 5

1	The inception date of AR Capital Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 4, 2013.
2	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
3
Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the period ended March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

4	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.
5	Not Annualized.
6	Annualized.
7	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

AR Capital BDC Income Fund
Financial Highlights
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Period Ended March 31, 20151 Class A	Period Ended March 31, 20151 Class C	Period Ended March 31, 20151 Advisor Class

Net asset value, beginning of period	$10.00	$10.28	$10.00

Activity from investment operations:
Net investment income 2	0.77	0.54	1.55
Net realized and unrealized
loss on investments	(0.62)	(0.71)	(1.40)
Total from investment operations	0.15	(0.17)	0.15

Less distributions from:
Net investment income	(0.49)	(0.47)	(0.50)
Total distributions	(0.49)	(0.47)	(0.50)

Net asset value, end of period	$9.66	$9.64	$9.65

Total return3,4	1.56%	(1.62)%	1.59%

Net assets, at end of period (000s)	$11,658	$2,282	$106

Ratio of gross expenses to average
net assets 5	7.61%	6.71%	10.23%
Ratio of net expenses to average
net assets 5,6	1.50%	2.25%	1.25%
Ratio of net investment income
to average net assets 5	8.94%	9.61%	17.58%

Portfolio Turnover Rate4	33%	33%	33%

1
The inception date of AR Capital BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Class A shares and Advisor Class shares is May 2, 2014. The Class C shares commencement of operations and start of performance is September 9,

2	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
3	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.
4	Not Annualized.
5	Annualized.
6	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

AR Capital Dividend and Value Fund
Financial Highlights
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Period Ended March 31, 20151 Class A		Period Ended March 31, 20151 Class C		Period Ended March 31, 20151 Advisor Class

Net asset value, beginning of period	$10.00		$10.00		$10.00

Activity from investment operations:
Net investment income 2	0.27		0.17		0.18
Net realized and unrealized
loss on investments	(1.21)		(1.16)		(1.11)
Total from investment operations	(0.94)		(0.99)		(0.93)

Less distributions from:
Net investment income	(0.14)		(0.11)		(0.16)
Return of capital	(0.09)		(0.09)		(0.09)
Total distributions	(0.23)		(0.20)		(0.25)

Net asset value, end of period	$8.83		$8.81		$8.82

Total return3,4	(9.40	)% 7	(9.85	)% 7	(9.31)%

Net assets, at end of period (000s)	$512		$162		$2

Ratio of gross expenses to average
net assets 5	32.05%		42.29%		33.67%
Ratio of net expenses to average
net assets 5,6	1.30%		2.05%		1.05%
Ratio of net investment income
to average net assets 5	3.53%		2.22%		2.31%

Portfolio Turnover Rate4	102%		102%		102%

1	The inception date of AR Capital Dividend and Value Fund is April 22, 2014; commencement of operations and start of performance is June 3, 2014.
2	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
3	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.
4	Not Annualized.
5	Annualized.
6	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Adviser.
7
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AR Capital Global Real Estate Income Fund
Financial Highlights
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Period Ended March 31, 20151 Class A	Period Ended March 31, 20151 Class C	Period Ended March 31, 20151 Advisor Class

Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment income 2	0.27	0.29	0.33
Net realized and unrealized
loss on investments	(0.30)	(0.36)	(0.34)
Total from investment operations	(0.03)	(0.07)	(0.01)

Less distributions from:
Net investment income	(0.39)	(0.36)	(0.41)
Total distributions	(0.39)	(0.36)	(0.41)

Net asset value, end of period	$9.58	$9.57	$9.58

Total return 3,4	(0.23)%	(0.67)%	(0.07)%

Net assets, at end of period (000s)	$1,032	$1,141	$8,293

Ratio of gross expenses to average
net assets 5	4.58%	9.47%	4.30%
Ratio of net expenses to average
net assets 5,6	1.50%	2.25%	1.25%
Ratio of net investment income
to average net assets 5	4.46%	4.70%	5.39%

Portfolio Turnover Rate 4	212%	212%	212%

1	The inception date of AR Capital Global Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.
2	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
3	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.
4	Not Annualized.
5	Annualized.
6	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2015

1.   ORGANIZATION

Realty Capital Income Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 28, 2012, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of four separate series included in these financial statements. The Funds’ investment adviser is National Fund Advisors, LLC (the “Adviser” or “NFA”).

AR Capital Real Estate Income Fund (“Real Estate Income Fund”) is a non-diversified series of the Trust. The inception commenced operations on June 4, 2013. The investment objective is to provide current income with the potential for capital appreciation.

AR Capital BDC Income Fund (“BDC Income Fund”) is a non-diversified series of the Trust. The inception date is April 22, 2014 and the commencement date of operations is May 2, 2014. The investment objective is to provide a high level of income with the potential for capital appreciation. The BDC Income Fund’s sub-adviser is BDCA Adviser, LLC.

AR Capital Dividend and Value Fund (“Dividend and Value Fund”) is a non-diversified series of the Trust. The inception date is April 22, 2014 and the commencement date of operations is June 3, 2014. The investment objective is to provide a high level of dividend income, with the potential for capital appreciation. The Dividend and Value Fund’s sub-adviser is SEL Asset Management, LLC (“SEL”).

AR Capital Global Real Estate Income Fund (“Global Real Estate Income Fund”) is a non-diversified series of the Trust. The inception date is August 7, 2014 and the commencement date of operations on August 11, 2014. The investment objective is to provide current income with the potential for capital appreciation.

The Funds currently offer Class A, Class C and Advisor Class shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 4.50%. Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase in the amount of 1% at the current NAV or the original cost of the shares sold, whichever is less. Class C shares redeemed on or before the one year anniversary date of their purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. Advisor Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share class represents an interest in the same assets of a Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices for the day of valuation. Securities for which market prices are unavailable, or securities for which the Adviser determines that bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board of Trustees (the “Board”). Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2015 (Continued)

on which the security is traded is subject to an unscheduled close or disruption, or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Funds determine fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors they deem appropriate. These may include recent transactions in comparable securities, information relating to the specific security, and developments in the markets. The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. Options and warrants for which the primary market is a national securities exchange will be valued at last sale price on the principal exchange on which they are traded, or, in the absence of any sale during the trading period immediately preceding the valuation time, at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Options and warrants not listed on a national securities exchange will be valued at their last quoted bid price. Futures contracts ordinarily should be valued at the settlement prices quoted by market makers to determine appreciation or depreciation. Bonds will be valued at the mean of the last bid and asked prices available. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at NAV.

The Funds utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015, for each Fund’s assets and liabilities measured at fair value:

Real Estate Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$35,692,575	$—	$—	$35,692,575
Preferred Stock	8,122,531	—	—	8,122,531
Bonds & Notes	—	267,187	—	267,187
Short-Term Investments	705,876	—	—	705,876
Total Assets	$44,520,982	$267,187	$—	$44,788,169

Liabilities*	Level 1	Level 2	Level 3	Total
Call Options Written	$166,000	$—	$—	$166,000
Total Liabilities	$166,000	$—	$—	$166,000

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2015 (Continued)

BDC Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$11,051,913	$—	$—	$11,051,913
Preferred Stock	1,771,040	—	—	1,771,040
Short-Term Investments	1,838,428	—	—	1,838,428
Total Assets	$14,661,381	$—	$—	$14,661,381

Dividend and Value Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$534,643	$31,476	$—	$566,119
Short-Term Investments	10,210	—	—	10,210
Total Assets	$544,853	$31,476	$—	$576,329

Global Real Estate Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$7,062,408	$—	$—	$7,062,408
Closed-End Funds	370,500	—	—	370,500
Preferred Stock	921,593	—	—	921,593
Short-Term Investments	489,531	—	—	489,531
Total Assets	$8,844,032	$—	$—	$8,844,032

Derivatives*	Level 1	Level 2	Level 3	Total
Futures	$88,905	$—	$—	$88,905
Total Derivatives	$88,905	$—	$—	$88,905

The Funds did not hold any Level 3 securities during the year or period. There were no transfers into or out of Level 1 and Level 2 during the year or period. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.
* See Schedules of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Foreign Currency - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2015 (Continued)

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, a Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Federal Income Taxes – It is each Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax year 2014 for the Real Estate Income Fund, or expected to be taken on returns filed for the open tax year 2015. Each Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where a Fund makes significant investments; however, no Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options – Each Fund may write covered call and put options and purchase call and put options on securities, stock indices, or futures contracts that are traded on U.S. exchanges. The Funds may also enter into over-the-counter put and call options on securities and baskets of securities, indexes, and other financial instruments.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by a Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

A summary of option contracts written by the Real Estate Income Fund for the year ended March 31, 2015, were as follows:

Call Options Written:	Number of Contracts	Premiums Received
Options outstanding beginning of year	—	$—
Options written	150	84,517
Options exercised	(50)	(2,673)
Options outstanding end of year	100	$81,844

Futures – Each Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures Trading Commission. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2015 (Continued)

purchase at a later date. The successful use of foreign currency transactions will usually depend on the Adviser’s or the Sub-Adviser’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

Investment Companies - Each Fund may invest in securities of other open- or closed-end investment companies. Each Fund may purchase shares of closed-end funds that are managed by an affiliate of the Adviser or the sub-advisers only to the extent that they are traded on a national exchange. Each Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, a Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). A Fund will also incur brokerage costs when purchasing and selling shares of investment companies and other pooled vehicles.

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent a Fund invests in shares of another fund, that Fund’s shareholders would indirectly pay a portion of that Fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

Impact of Derivatives on the Statements of Assets and Liabilities and the Statements of Operations

The following table presents the effects of derivative instruments on the Statements of Assets and Liabilities at March 31, 2015:

Fund	Derivative	Risk type	Location of derivatives on Statements of Assets and Liabilities	Fair value of asset/liability derivatives
Real Estate Income
	Call options written	Equity	Options written	$166,000
			Total	$166,000
Global Real Estate Income
	Futures contracts	Currency	Unrealized appreciation on futures	$88,905
			Total	$88,905

The following table is a summary of the location of derivative investments in the Funds’ Statements of Operations for the year or period ended March 31, 2015:

Fund	Derivative	Risk type	Location of gain (loss) on derivatives	Realized and unrealized gain (loss) on derivatives
Real Estate Income
	Options written	Equity	Net change in unrealized depreciation on options written	$(84,156)

Global Real Estate Income
	Futures	Currency	Net realized gain from futures	$201,078
	Futures	Currency	Net change in unrealized appreciation of futures	$88,905

The notional value of the derivative instruments outstanding as of March 31, 2015 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Real Estate Income Fund and Global Real Estate Income Fund.

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2015 (Continued)

Offsetting of derivative instruments in the Statements of Assets and Liabilities:

		Gross Amounts not offset in the Statements of Assets and Liabilities
	Gross Amounts Recognized in Statements of Assets and Liabilities	Financial Instruments Pledged		Cash Collateral Pledged/Received	Net Amount of Assets
Real Estate Income Fund

Description of Liability

Options written	$(166,000)	$166,000	(1)	$—	$—

Global Real Estate Income Fund

Description of Asset

Futures contracts	$88,905	$—		$—	$88,905

          (1) The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.   INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year or period ended March 31, 2015, were as follows:

Fund	Purchases	Sales
Real Estate Income Fund	$47,378,029	$38,801,288
BDC Income Fund	14,911,815	1,874,605
Dividend and Value Fund	1,920,036	1,186,159
Global Real Estate Income Fund	28,953,755	19,923,828

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an Investment Advisory Agreement with the Funds, the Adviser directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate as shown in the table below upon the average daily net assets of the applicable Fund. The Funds’ sub-advisers are paid by the Adviser, not the Funds.

The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes, distribution fees, and extraordinary expenses) in order to limit the Funds’ Other Expenses to 0.35% of average daily net assets of the Fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect through the date shown in the table below, and may be terminated before that date only by the Trust’s Board of Trustees. The Adviser may recoup any previously waived fees and paid expenses from a Fund pursuant to this agreement for 3 years from the date they were waived or paid, if such recoupment can be achieved within the foregoing Expense Cap.

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2015 (Continued)

Fund	Advisory Agreement	Expense Limitation Expires	Advisory Fees Earned	Advisory Fees Waived Fees Waived or Expenses Reimbursed
Real Estate Income Fund	0.80%	08/01/16	$321,115	$425,681
BDC Income Fund	0.90%	08/01/16	43,794	286,420
Dividend and Value Fund	0.70%	08/01/16	5,555	252,870
Global Real Estate Income Fund	0.90%	08/01/16	58,270	214,784

The Adviser may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated in the table below:

	March 31,
Fund	2017	2018
Real Estate Income Fund	$575,467	$425,681
BDC Income Fund	—	286,420
Dividend and Value Fund	—	252,870
Global Real Estate Income Fund	—	214,784

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee (the “12b-1” Fee) is calculated by the Funds at an annual rate of 0.25% and 1.00% of the average daily NAV of the Class A and Class C shares, respectively, for the Funds. The 12b-1 Fee is paid to Realty Capital Securities, LLC (the “Distributor”). With respect to the Class A shares of the Real Estate Income Fund, BDC Income Fund, the Dividend and Value Fund, and the Global Real Estate Income Fund, 0.25% is paid for distribution services. This payment is fixed at 0.25% and is not based on expenses incurred by the Distributor. With respect to Class C shares of the Funds, 0.25% is paid for certain ongoing individual shareholder and administrative services and 0.75% is paid for distribution services, including past distribution services incurred. This payment is fixed at 1.00% and is not based on expenses incurred by the Distributor.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C and Advisor Class shares. The Distributor is an affiliate of the Adviser. For the year or period ended March 31, 2015, the Distributor received underwriting commissions as shown in the table below for sales of Class A shares and Class C shares respectively, and the amounts retained by the principal underwriter or other affiliated broker-dealers from the sales of Class A shares and Class C shares, respectively.

Fund	Class A	Class A retained	Class C	Class C retained
Real Estate Income Fund	$256,340	$14,184	$82,470	$5,305
BDC Income Fund	227,217	23,069	23,041	140
Dividend and Value Fund	6,003	419	1,675	—
Global Real Estate Income Fund	24,870	2,358	11,011	—

Trustees - Each Trustee who is not an interested person of the Trust or Adviser will receive a yearly retainer of $10,000 and a per meeting fee of $1,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. No “interested persons” who serve as Trustees of the Trust will receive any compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2015 (Continued)

Pursuant to an agreement with Vigilant Compliance, LLC (“Vigilant”), employees of Vigilant serve as Chief Compliance Officer and Chief Financial Officer of the Funds. For the provision of these services, Vigilant receives compensation from the Trust. For the year or period ended March 31, 2015, the amounts accrued for payment to Vigilant for these services were as follows:

Fund	Accrued
Real Estate Income Fund	$49,813
BDC Income Fund5	12,068
Dividend and Value Fund	12,199
Global Real Estate Income Fund	10,206

These amounts are shown in the Statements of Operations under “Professional fees” and “Compliance officer fees.”

Pursuant to a separate servicing agreement with RCS Advisory Services, LLC (“RCS”), RCS serves as the Administrator and Fund Accountant for the Funds and is an affiliate of the Adviser. The Funds pay RCS fees for providing administration and fund accounting services to the Funds. RCS has entered into a contract with Gemini Fund Services (“GFS”) pursuant to which GFS serves as sub-administrator and provides sub-fund accounting services and performs many of the administrative services for the Funds. RCS pays Gemini from the fees received from the Funds. For the year or period ended March 31, 2015, the amount each Fund accrued for payment to RCS was as follows:

Fund	Accrued
Real Estate Income Fund	$144,830
BDC Income Fund	62,086
Dividend and Value Fund	46,391
Global Real Estate Income Fund	45,396

These are shown in the Statements of Operations under “Administration services fees” and “Accounting services fees.”

Pursuant to a separate servicing agreement with American National Stock Transfer, LLC (“ANST”), an affiliate of the Adviser, ANST serves as the Transfer Agent for the Funds. ANST has entered into an agreement with GFS pursuant to which GFS serves as sub-transfer agent to the Funds. ANST pays Gemini from the fees received from the Funds. For the year or period ended March 31, 2015, the following amounts were accrued for payment to ANST:

Fund	Accrued
Real Estate Income Fund	$77,464
BDC Income Fund	27,180
Dividend and Value Fund	22,549
Global Real Estate Income Fund	22,900

These are shown in the Statements of Operations under “Transfer agent fees.”

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following years was as follows:

	For the year or period ended March 31, 2015
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Real Estate Income Fund	$2,321,774	$81,751	$—	$2,403,525
BDC Income Fund	443,308	5,045	—	448,353
Dividend and Value Fund	16,715	123	10,005	26,843
Global Real Estate Fund	406,026	16,328	—	422,354

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2015 (Continued)

For the period ended March 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Real Estate Income Fund	$633,678	$35,189	$—	$668,867
BDC Income Fund	—	—	—	—
Dividend and Value Fund	—	—	—	—
Global Real Estate Fund	—	—	—	—

As of March 31, 2015, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Other Book/Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/(Deficits)
Real Estate Income Fund	$652,509	$1,025,513	$—	$—	$—	$4,188,991	$5,867,013
BDC Income Fund	—	—	—	—	(62,728)	(142,536)	(205,264)
Dividend and Value Fund	—	—	—	—	(132,111)	(23,578)	(155,689)
Global Real Estate Income Fund	—	—		—	(163,231)	(311,353)	(474,584)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain (loss) from investments, and undistributed net investment income (loss) is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies and open section 1256 futures contracts, and adjustments for partnerships and C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Fund	Post October Losses

Real Estate Income Fund	$—
BDC Income Fund	62,728
Dividend and Value Fund	132,111
Global Real Estate Fund	163,231

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, the reclassification of Fund distributions, and tax adjustments for passive foreign investment companies, partnerships and return of capital distributions from C-Corporations, resulted in reclassification for the period ended March 31, 2015 as follows:

Fund	Paid In Capital	Undistributed Ordinary Income (Loss)	Undistributed Long-Term Gains (Loss)
Real Estate Income Fund	$—	$899,679	$(899,679)
BDC Income Fund	(6,726)	14,479	(7,753)
Dividend and Value Fund	—	(3,389)	3,389
Global Real Estate Income Fund	—	63,430	(63,430)

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2015 (Continued)

6.   BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2015, AR Capital Partners, owning 59%, an affiliate of the Adviser, held more than 25% of the voting securities of the Global Real Estate Income Fund, and may be deemed to control the Fund.

7.   SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Realty Capital Income Funds Trust
and the Shareholders of AR Capital Real Estate Income Fund,
AR Capital BDC Income Fund, AR Capital Dividend and Value Fund,
and AR Capital Global Real Estate Income Fund

We have audited the accompanying statements of assets and liabilities of the AR Capital Real Estate Income Fund, AR Capital BDC Income Fund, AR Capital Dividend and Value Fund, and AR Capital Global Real Estate Income Fund (the “Funds”), each a series of shares of beneficial interest in the Realty Capital Income Funds Trust, including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AR Capital Real Estate Income Fund, AR Capital BDC Income Fund, AR Capital Dividend and Value Fund, and AR Capital Global Real Estate Income Fund as of March 31, 2015, and the results of their operations for the year or period then ended, and the changes in their net assets and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
June 1, 2015

Realty Capital Income Funds Trust
Expense Example, March 31, 2015 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypo thetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 03/31/15	Expenses Paid During Period *	Ending Account Value 03/31/15	Expenses Paid During Period *
Real Estate Income Fund Class A	1.40%	$1,000.00	$1,141.50	$7.47	$1,017.95	$7.04
Real Estate Income Fund Class C	2.15%	1,000.00	1,136.30	11.45	$1,014.21	10.80
Real Estate Income Fund Advisor Class	1.15%	1,000.00	1,142.30	6.14	$1,019.20	5.79
BDC Income Fund Class A	1.50%	1,000.00	1,017.60	7.55	$1,017.45	7.54
BDC Income Fund Class C	2.25%	1,000.00	1,014.40	11.30	$1,013.71	11.30
BDC Income Fund Advisor Class	1.25%	1,000.00	1,017.90	6.29	$1,018.70	6.29
Dividend and Value Fund Class A	1.30%	1,000.00	972.30	6.39	$1,018.45	6.54
Dividend and Value Fund Class C	2.05%	1,000.00	968.40	10.06	$1,014.71	10.30
Dividend and Value Fund Advisor Class	1.05%	1,000.00	973.10	5.17	$1,019.70	5.29
Global Real Estate Income Fund Class A	1.50%	1,000.00	1,028.60	7.59	$1,017.45	7.54
Global Real Estate Income Fund Class C	2.25%	1,000.00	1,025.10	11.36	$1,013.71	11.30
Global Real Estate Income Fund Advisor Class	1.25%	1,000.00	1,029.20	6.32	$1,018.70	6.29

* Expenses are equal to the Fund’s annualized expense ratio multiplied by 182/365 to reflect the number of days in the period.

Consideration and Renewal of Investment Advisory Agreement with Respect to the AR Capital Real Estate Income Fund, AR Capital BDC Income Fund, AR Capital Dividend and Value Fund and AR Capital Global Real Estate Fund and Renewal of Sub-Advisory Agreement with Respect to the AR Capital BDC Income Fund

Renewal of Investment Advisory Agreement

          At a meeting held on March 4, 2015, (the “Meeting”), the Board of Trustees (the “Board”) of Realty Capital Income Funds Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between National Fund Advisors, LLC (“NFA” or the “Adviser”) and the Trust, on behalf of the AR Capital Real Estate Income Fund (the “Real Estate Income Fund”), AR Capital BDC Income Fund (the “BDC Income Fund”), AR Capital Dividend and Value Fund (the “Dividend and Value Fund”) and AR Capital Global Real Estate Income Fund (the “Global Income Fund” and together with the Real Estate Income Fund, the BDC Income Fund, and the Dividend and Value Fund, each, a “Fund” and together, the “Funds”).

          In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) a description of the Adviser’s business, including its organizational structure and financial condition; (ii) information regarding the Advisor’s services, portfolio transactions and performance; (iii) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (iv) a comparison of the Funds’ advisory fees and expense ratio with those of comparable mutual funds; (v) the level of profitability from the Adviser’s fund-related operations; (vi) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (vii) performance information of each of the Funds as compared to each Funds’ benchmark indices and comparable mutual funds.

          In its consideration of the approval of renewal of the Agreement for the Fund, the Board did not identify any single factor as controlling. Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

          Nature, Extent and Quality of the Services. As to the nature, extent and quality of the services provided by NFA to the Funds, the Trustees reviewed the materials submitted by NFA, including the Advisory Agreement, a description of the manner in which investment decisions are made and executed, NFA’s Form ADV Parts I and II, information on the corporate structure and officers of NFA, an overview of the personnel that would perform services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, and other policies and procedures of NFA.

          In reaching their conclusions, the Trustees noted the experience of the Adviser’s staff and reviewed the description provided by the Adviser of its practices for executing the Funds’ investment strategies, policies of the Adviser for the selection of broker-dealers for the execution of Fund transactions and for the monitoring of best execution, the Adviser’s marketing efforts, and the Adviser’s practices with respect to risk management. The Trustees considered that the Adviser has demonstrated the skills, experience and sophistication necessary to effectively manage each of the Funds’ investment strategies and/or provide effective oversight of sub- advisers and concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Funds were satisfactory and reliable.

          Performance. With respect to the Real Estate Income Fund’s performance, the Trustees referred to the materials submitted by the Adviser that compared the Real Estate Income Fund’s performance to the performance of the FTSE NAREIT All REIT’s index (for this section only, the “Index”). The Trustees noted that the Real Estate Income Fund’s Class A shares returned 3.43% for the year-to-date period ended February 27, 2015 outperforming the Index’s return of 2.87% for the same period. The Trustees noted, however, that the Real Estate Income Fund underperformed the Index from the Fund’s inception through January 27, 2015, returning 12.91% as compared to the Index’s 13.94% return. The Trustees also considered information provided by the Adviser comparing the Fund’s performance to other real-estate funds on both a risk adjusted basis and in terms of volatility and yield, and found that the Fund compared favorably to the other funds selected by the Adviser as being competitors of the Fund.

          With respect to the Global Income Fund’s performance, the Trustees referred to the materials submitted by the Adviser that compared the Global Income Fund’s performance to the performance of the FTSE ERPA/NAREIT Global Total Return Index (for this section only, the “Index”). The Trustees noted that the Global Income Fund had a limited performance track record, and considered that the Global Income Fund’s Class A shares returned 1.00% and 2.80% for the six month and since inception period ended February 12, 2015, as compared to Index returns of 7.30% and 4.70% for the same periods, respectively. The Trustees took into account that the Global Income Fund was able to deliver an annualized yield of 5.00%, as compared to 3.40% for the Index. The Trustees considered that the Fund had greater exposure to international securities than the Index and the Adviser’s representation that this exposure was primarily responsible for the short term underperformance.

               With respect to the BDC Income Fund’s performance, the Trustees considered that the Adviser delegates to a sub-adviser the responsibility to make day-to-day investment decisions for the BDC Income Fund. The Trustees noted that, although the Adviser does not directly manage the investment decisions of the BDC Income Fund, the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the Fund’s stated investment objective such that would provide a reasonable basis for considering that the Adviser is carrying out its function appropriately, including its duties with respect to compliance, trade execution, overall administration of the BDC Income Fund and its other related duties.

          With respect to the Dividend and Value Fund’s performance, the Trustees considered that the Adviser delegates to a sub-adviser the responsibility to make day-to-day investment decisions of for Fund. The Trustees noted that, although the Adviser does not directly manage the investment decisions of the Dividend and Value Fund, the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the Fund’s stated investment objective such that would provide a reasonable basis for considering that the Adviser is carrying out its function appropriately, including its duties with respect to compliance, trade execution, overall administration of the Dividend and Value Fund and its other related duties.

          Fees and Expenses. As to the costs of the services to be provided and profits to be realized by the Adviser, the Trustees discussed a comparison of management fees and total operating expense data provided to them and reviewed the Fund’s advisory and overall expenses compared to a peer group for each of the Funds, respectively.

          With respect to the Real Estate Income Fund, the Trustees considered the management fee paid by the Fund and compared it to management fees paid by a peer group of funds selected by NFA. The Trustees also compared the total expense ratio of the Real Estate Income Fund with the total expense ratios of the funds in the peer group. The Trustees noted that the Real Estate Income Fund pays NFA a management fee of 0.80%, which was comparable to the median advisory fee of the peer group. The Trustees observed that the Real Estate Income Fund’s total expense ratio of 1.40% (after waivers and reimbursements) was slightly higher than the mean and median of the peer group, but within the range of total expense ratios of the peer group. The Trustees concluded that the Fund’s management fee was reasonable and that the overall expense ratio was acceptable in light of the factors considered.

          With respect to the Global Income Fund, the Trustees considered the management fee paid by the Global Income Fund and compared it to management fees paid by a peer group of funds selected by NFA. The Trustees also compared the total expense ratio of the Global Income Fund with the total expense ratios of the funds in the peer group. The Trustees noted that the Global Income Fund pays NFA a management fee of 0.90%, which corresponded to the mean advisory fee of the peer group. The Trustees further considered that the Global Income Fund’s total expense ratio of 1.50% (after waivers and reimbursements) was higher than the peer group average, but noted that the current low assets of the Fund results in a higher expense ratio, and that it would be expected that the Fund’s expense ratio would decrease as the Fund matures. The Trustees concluded that the Fund’s management fee was reasonable and that the overall expense ratio was acceptable in light of the factors considered.

          With respect to the BDC Income Fund, the Trustees considered the management fee paid by the Fund and compared it to management fees paid by a peer group of funds selected by NFA. The Trustees noted that comparative funds structured as “funds of funds” would best approximate the BDC Income Fund’s investment strategy and fee structure. The Trustees also compared the total expense ratio of the BDC Income Fund with the total expense ratios of the funds in the peer group. The Trustees noted that the BDC Income Fund pays NFA a management fee of 0.90%, which was below the mean advisory fee of the peer group. The Trustees further noted that NFA pays BDCA for sub-advisory services out of its fee. The Trustees considered that the BDC Income Fund’s total expense ratio of 5.95% (after waivers and reimbursements), was higher than the peer group expense ratio average of 2.66%, however, the Trustees considered that this expense ratio included the indirect expenses of investing in other investment companies, and that excluding this expense, the Fund’s operating expenses are limited to 1.50% of the Fund’s average net assets. The Trustees concluded that the BDC Income Fund’s management fee was reasonable and that the overall expense ratio was acceptable in light of the factors considered.

          With respect to the Dividend and Value Fund, the Trustees considered the management fee paid by the Fund and compared it to management fees paid by a peer group of funds selected by NFA. The Trustees noted that the Fund pays NFA a management fee of 0.70%, which was lower than the average management fee of 0.83% paid by world stock funds. The Board also considered that the Adviser has been subsidizing the expenses of the Fund through the expense limitation agreement. The Trustees concluded that the Dividend and Value Fund’s management fee was reasonable and that the overall expense ratio was acceptable in light of the factors considered.

          Profitability. As to the costs of the services provided and the profits realized by NFA, the Trustees reviewed NFA’s analysis of its profitability and noted that NFA had entered into an expense limitation agreement to limit the “Other Expenses” of each Fund in the Trust to an annual percentage of 0.35% of each Fund’s average net assets through August 1, 2016. The Trustees considered that the Adviser has reported that it has not achieved economies of scale with respect to any of the Funds, and is currently waiving a portion of its management fee for each of the Funds in order to limit Fund operating expenses. The Trustees concluded that, at current asset levels, the Adviser was not making a profit with respect to the management of each Fund.

          Economies of Scale. The Trustees considered whether the Adviser would realize economies of scale with respect to its management of the Funds. The Trustees reviewed and considered the profitability information provided by the Adviser and took into account the assets raised in the Funds since their inception. The Trustees agreed that breakpoints may be an appropriate way for NFA to share its economies of scale with the Funds and its shareholders if the Funds experienced a substantial growth in assets but that such a discussion was premature given current asset levels.

          Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement for an additional one-year period was in the best interests of each of the Funds and their current and future shareholders. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

Renewal of Sub-Advisory Agreement

          At the Meeting, the Board, including the Independent Trustees, also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and BDCA Adviser, LLC (“BDCA” or the “Sub-Adviser”), on behalf of the BDC Fund.

          In connection with the Board’s consideration of the Sub-Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: ((i) a description of the Sub-Adviser’s business, including its organizational structure and financial condition; (ii) information regarding the Sub-Adviser’s services, portfolio transactions and performance; (iii) a description of the Sub-Adviser’s brokerage practices (including any soft dollar arrangements and the allocation of investment opportunities between the Fund and affiliates of the Sub-Adviser); (iv) a comparison of the Funds’ sub-advisory fee to the fees charged for other accounts managed by the Sub-Adviser; (v) the Sub-Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions and (vi) performance information of the Fund as compared to the Fund’s benchmark index and comparable mutual funds.

          In its consideration of the approval of renewal of the Sub-Advisory Agreement for the Fund, the Board did not identify any single factor as controlling. Matters considered by the Independent Trustees in connection with its approval of the Sub-Advisory Agreement included, among others, the following:

          Nature, Extent and Quality of the Services. The Trustees reviewed materials provided by the Sub-Adviser related to the Sub-Advisory Agreement, including a description of BDCA, a review of the professional personnel that perform services for the BDC Income Fund, a description of the Sub- Adviser’s portfolio management process and trading system, the Sub-Advisers compliance policies and procedures, including a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

          In reaching their conclusions, the Trustees noted the Sub-Adviser has extensive experience in serving as the investment adviser to a BDC, and alongside with other affiliates of the Sub-Adviser that have experience with establishing and managing BDCs, has specialized experience as it relates to the analysis and evaluation of BDCs and the quality of the underlying securities comprising BDC holdings. The Trustees then concluded that the Sub-Adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the services provided by the Sub-Adviser to the BDC Income Fund were satisfactory and reliable.

          Performance. With respect to the BDC Income Fund’s performance, the Trustees referred to the materials submitted by the Sub-Adviser that compared the BDC Income Fund’s performance to the performance of the Wells Fargo BDC Index (for this section only, the “Index”), noting the lack of funds with comparable investment strategies focused on BDC investing against which to compare the BDC Income Fund. The Trustees noted that the BDC Income Fund’s Class A shares returned (4.42)%  and (3.75)% for the six-month and since inception periods ended January 30, 2015, outperforming the Index’s return of (7.40)% and (5.30)% for the same periods, respectively.

          Fees and Expenses. As to fees and expenses for the Sub-Adviser’s services, the Trustees considered that, pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives a fee of 0.75% of the average daily net assets of the BDC Income Fund. The Trustees considered the allocation of the responsibilities as between the Adviser and Sub-Adviser, and determined that the fees received by the Sub-Adviser for its management of the BDC Income Fund’s portfolio was reasonable and that the sub-advisory fees were acceptable in light of the quality of the services the BDC Income Fund received from the Sub-Adviser.

          Profitability. As to the costs of the services provided and the profits realized by the Sub- Adviser, the Trustees noted that the Adviser and not the Sub-Adviser is responsible for the cost of the operating expenses of the BDC Income Fund. The Trustees considered that because of the BDC Income Fund’s current and expected asset levels, they were satisfied that the Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive for the term of the Sub- Advisory Agreement.

          Economies of Scale. The Trustees considered the extent to which the BDC Income Fund would realize economies of scale as it grows and whether the sub-advisory fee reflects those economies of scale. Consequently, given the size of the Fund, the Trustees concluded that economies of scale were not a relevant consideration at this time.

          Conclusion. Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that approval of the Sub-Advisory Agreement for an additional one-year period was in the best interests of the BDC Income Fund and its current and future shareholders. In considering the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

Realty Capital Income Funds Trust
Trustees and Officers, March 31, 2015 (Unaudited)

Trustees and Officers

Following is a list of the trustees and executive officers of the Trust and their principal occupation over the last five years.

Name, Address and Year of Birth	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Dr. Robert J. Froehlich c/o 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1953	Trustee since 2013	Retired. Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman, Deutsche Asset Management from 2002 to 2009; Chairman, Chief Executive Officer, President and Owner Kane County Cougars Professional Baseball Team from January 2013 to present.	4	American Realty Capital Finance Trust, Inc. from January 2013 to present; KC Concessions, Inc. from January 2013 to present; American Realty Capital Daily Net Asset Value Trust, Inc. from November 2012 to present (a publicly registered, non-traded real estate investment program); Davidson Investment Advisors from July 2009 to present; American Sports Enterprise, Inc. from January 2013 to present;

Leslie D. Michelson c/o 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1951	Trustee since 2013	Chairman & Chief Executive Officer, Private Health Management (healthcare company) from April 2007 to present.	4	American Realty Capital Properties, Inc. from October 2012 to April 2015; American Realty Capital Healthcare Trust, Inc. director from January 2011 to July 2012, lead independent director from July 2012 to January 2015; Business Development Corporation of America from January 2011 to present; Business Development Corporation of America II from August 2014 to present; BDCA Venture, Inc. from June 2014 to present; Molecular Insight Pharmaceuticals, Inc. from November 2011 to January 2013 (a biotechnology company); American Realty Capital – Retail Centers of America, Inc. from March 2012 to October 2012; American Realty Capital New York Recovery REIT, Inc. from October 2009 to August 2011; American Realty Capital Trust, Inc. from January 2008 to July 2012, lead independent director from July 2012 to Asset Value Trust, Inc. from August 2011 to February 2012; ARC Realty Finance Trust, Inc. from January 2013 to November 2014; Landmark Imaging from 2007 to 2010 (privately-held diagnostic imaging and treatment company); ALS-TDI from June 2004 to present (also vice chairman for a portion; philanthropy dedicated to curing Lou Gehrig’s disease); Druggability Technologies Holdings Ltd. from April 2013 to present (a biotechnology company); Prostate Cancer Foundation from January 2002 to April 2013.

Realty Capital Income Funds Trust Trustees and Officers, March 31, 2015 (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees and Officers(1,2)

John H. Grady 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1961	Trustee and Chairman since 2015; President since 2013
Chairman and Interested Trustee, American Real Estate Income Fund from April 2015 to present; President, Treasurer and Secretary, American Real Estate Income Fund from October 2012 to present; President, National Fund Advisors, LLC from October 2012 to present; President, American National Stock Transfer, LLC from October 2012 to September 2014; Chief Strategy and Risk Officer, RCS Capital Corporation from October 2014 to present; Chief Operating Officer, Realty Capital Securities from October 2012 to September 2014; Chief Compliance Officer, Business Development Corporation of America, from October 2012 to April 2015; Chief Compliance Officer, BDCA Adviser, LLC, from October 2012 to March 2015; General Counsel and Chief Operating Officer, Steben & Company (firm operated and distributed commodity pools using managed futures strategies), from December 2009 to September 2012.

			4	American Real Estate Income Fund from April 2015 to present.

Realty Capital Income Funds Trust
Trustees and Officers, March 31, 2015 (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Officers

Nicholas Radesca 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1965	Executive Vice President since 2013
Executive Vice President and Chief Financial Officer, National Fund Advisors, LLC from December 2013  to present; Chief Financial Officer and Treasurer, Business Development Corporation of America from February 2013 to present; Chief Financial Officer and Treasurer, BDCA Adviser, LLC from February 2013 to present; Chief Financial Officer, American Realty Capital Daily Net Asset Value Trust, Inc. (ARC DNAV), ARC DNAV advisor and ARC DNAV property manager from January 2014 to present; Treasurer, ARC DNAV, ARC DNAV advisor and ARC DNAV property manager from November 2014 to present; Secretary, ARC DNAV, ARC DNAV advisor and ARC DNAV property manager from December 2014 to present; Chief Financial Officer, American Realty Capital Trust V, Inc. (ARCT V) from January 2014 to May 2015; Treasurer and Secretary, ARCT V from December 2014 to May 2015; Chief Financial Officer, ARCT V advisor and ARCT V property manager from January 2014 to May 2015; Treasurer and Secretary, ARCT V advisor and ARCT V property manager from December 2014 to May 2015; Chief Financial Officer, New York REIT, Inc. from February 2014 to March 2014; Chief Financial Officer and Treasurer , ARC Realty Finance Trust, Inc. (RFT) and RFT advisor from January 2013 to present; Secretary, RFT and RFT advisor from November 2014 to present; Chief Financial Officer and Treasurer, American Energy Capital Partners – Energy Recover Program, LP’s general partner from October 2013 to present; Interim Chief Financial Officer for certain non-traded investment programs sponsored or advised by an affiliate of National Fund Advisors, LLC from February 2014 to Aril 2014; Chief Financial Officer, Solar Capital, LLC from March 2008 to February 2010 when Solar Capital, LLC merged with Solar Capital Ltd.; Chief Financial Officer and Secretary, Solar Capital Ltd. from March 2008 and October 2009, respectively, to May 2012; Chief Financial Officer and Secretary, Solar Senior Capital from December 2010 to May 2012.
			N/A	N/A

Realty Capital Income Funds Trust
Trustees and Officers, March 31, 2015 (Unaudited) (Continued)

Christopher Pike 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1968	Vice President since 2013
Vice President and Chief Investment Officer, National Fund Advisors, LLC from May 2012 to present; Director of Investment Research, American Realty Capital and Realty Capital Securities from August 2011 to May 2012; Equity Research Analyst, Fagenson & Company, Inc. from December 2009 to August 2011; Equity Research Analyst, Merrill Lynch from March 2006 to December 2008.
			N/A	N/A

Gerard Scarpati Brandywine Two 5 Christy Drive Suite 209 Chadds Ford, PA 19317 Year of birth: 1955	Treasurer and Chief Financial Officer since 2013	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from 2010 to present; Independent Compliance Consultant from 2009 to 2010.	N/A	N/A

Robert Amweg Brandywine Two 5 Christy Drive Suite 209 Chadds Ford, PA 19317 Year of birth: 1953	Chief Compliance Officer since 2014
Compliance Director, Vigilant Compliance, LLC (an investment management services company) from August 2013 to present; Consultant to the financial services industry from September 2012 to present; and Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP from February 2007 to August 2012.
			N/A	N/A

Natalya S. Zelensky 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1985	Secretary since 2015, Assistant Secretary from 2014 to 2015
Assistant General Counsel, RCS Capital from July 2014 to present; Associate, Sutherland, Asbill & Brennan, LLP from 2013 to 2014; Associate, K&L Gates, LLP from 2011 to 2013; Associate, Katten Muchin
Rosenman, LLP from 2010 to 2011.
			N/A	N/A

Christopher D. Carlson 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1982	Assistant Secretary since 2015, Secretary from 2014 to 2015	Assistant General Counsel, RCS Capital from March 2014 to present; Associate, Dechert LLP, from September 2008 to March 2014.	N/A	N/A

Erik Naviloff 80 Arkay Drive Suite 110 Hauppauge, NY 11788 Year of birth: 1968	Assistant Treasurer since 2013
Vice President of Gemini Fund Services, LLC from 2011 to present; Assistant Vice President, Gemini Fund Services, LLC from 2007 to 2012;
Senior Accounting Manager, Fixed Income, Dreyfus Corporation from
2002 to 2007.
			N/A	N/A

Richard Malinowski 80 Arkay Drive Suite 110 Hauppauge, NY 11788 Year of birth: 1983	Assistant Secretary since 2014
Assistant Vice President, Gemini Fund Services, LLC from September 2012 to present; Vice President and Manager, BNY Mellon Investment
Servicing (US), Inc., from 2011 to 2012; Senior Specialist, BNY Mellon
Investment Servicing (US), Inc.(formerly PNC Global Investment
Servicing (US) Inc. from 2008 to 2011.
			N/A	N/A

(1)	The Trustees of the Trust who are not Independent Trustees.
(2)	Affiliated with the Adviser and/or the Distributor.
.

REALTY CAPITAL INCOME FUNDS TRUST

PRIVACY POLICY

1. POLICY

          Realty Capital Income Funds Trust (the “Trust”) is committed to protecting your privacy.  This privacy notice, which is required by state and federal law, explains the Trust’s privacy policy (the “Policy”).  This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2. HOW WE PROTECT YOUR INFORMATION

          We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3. WHAT KIND OF INFORMATION WE COLLECT

          The Trust may collect nonpublic personal information regarding investors from sources such as the following:

•	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

•	Account History, including information about a shareholder’s losses or gains; and

•	Correspondence and Communication, with the Trust’s representatives and their affiliates.

4. WHO HAS ACCESS TO SHAREHOLDER INFORMATION

          We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator).  We restrict access to non-public personal information about our shareholders to Trust personnel and employees of Trust service providers with a legitimate business need for the information.  We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.  Third parties that handle this information shall agree to follow the standards the Trust has established.

5. UPDATING YOUR INFORMATION

          To help us keep your information up-to-date and accurate, please contact the Trust if there is any change in your personal information.
Adopted April 11, 2013

Adopted April 11,2013

Investment Adviser
National Fund Advisors, LLC
405 Park Avenue
New York, NY 10022

Administrator
RCS Advisory Services, LLC
405 Park Avenue
New York, NY 10022

Proxy Voting Policy. Information regarding how the Funds vote proxies relating to portfolio securities for the most recent period ended June 30, as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-271-9244 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-271-9244.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, Realty Capital Income Funds Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive and senior financial officers pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b)	Not applicable.
(c)	During the period covered by this report, no substantive amendments were made to the Code of Ethics.
(d)	During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
(e)	Not applicable.
(f)	The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Dr. Robert Froehlich is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2). The Board also determined that Dr. Froehlich is not an “interested person” of the Registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees - For the fiscal years ended March 31, 2015 and March 31, 2014, BBD, LLP, the Registrant’s independent registered public accounting firm (“BBD” or the “Auditor”), billed the Registrant for professional services rendered to the individual series of the Registrant (the “Funds”) for the audit of the Funds’ annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders for those fiscal years as follows:

Fund	2015	2014
AR Capital Real Estate Income Fund	13,500	13,500
AR Capital BDC Income Fund	10,800	0
AR Capital Dividend and Value Fund	10,000	0
AR Capital Global Real Estate Income Fund	10,800	0

(b)	Audit-Related Fees - For each of the fiscal years ended March 31, 2015 and March 31, 2014, BBD billed the Registrant $0 and $1,500, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under Item 4(a) above. The services performed for the fiscal year ended March 31, 2014 were for the audit of the seed financials of the Registrant.

(c)	Tax Fees - For the fiscal years ended March 31, 2015 and March 31, 2014, BBD billed the Registrant fees for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Funds’ income tax returns and excise tax calculations. The fees for the two years are as follows:

Fund	2015	2014
AR Capital Real Estate Income Fund	2,000	2,000
AR Capital BDC Income Fund	2,000	0
AR Capital Dividend and Value Fund	2,000	0
AR Capital Global Real Estate Income Fund	2,000	0
(d)	All Other Fees - For the fiscals year ended March 31, 2015 and March 31, 2014, BBD did not bill the Registrant for fees other than for the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures - The Registrant’s Audit Committee has adopted, and the Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(2) All of the audit and tax services included in Items 4(b) through (d) above for the fiscal years ended March 31, 2015 and March 31, 2014 were pre-approved by the Audit Committee pursuant to the Policy. There were no services included in Items 4(b) through (d) above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.
(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable to open-end investment companies.

Item 6. Investments.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3) No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the Registrant to ten or more persons.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Realty Capital Income Funds Trust

By

/s/ John H. Grady

John H. Grady, President, Trustee and Chairman of the Board

Date June 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ John H. Grady

John H. Grady, President, Trustee and Chairman of the Board

Date June 11, 2015

By

/s/ Gerard Scarpati

Gerard Scarpati, Treasurer

Date June 11, 2015